Exhibit 99.1

Lucas Energy, Inc.
Presentation
October 2011
NYSEAmex: LEI

Certain statements made during this presentation are forward-looking and are subject to risks and uncertainties.  The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us.  Actual results could differ materially from the forward-looking statements made during this presentation.  When we use the words "believe," "expect," "anticipate," "plan," "will," "intend" or other similar expressions, we are identifying forward-looking statements.  The forward-looking statements made during this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995.  We refer you to our filings with the Securities and Exchange Commission for a more detailed discussion of the risks that may have a direct bearing on our operating results, performance and financial condition.

January 2009                                           October 2011

Stock Price                                ˜ $0.44/share                                           ˜ $1.89/share

Ave daily volume (3 mo)                                           ˜ 19,000 shares/day                                            ˜ 278,000 shares/day

Shares outstanding                                           ˜ 8 million shares                                            ˜ 19.5 million shares

Shares in float                                           ˜ 2-3 million shares                                           ˜ 15 million shares

Shareholders                                           ˜ 500                                ˜ 7,500

Ø	Acquire acreage with low producing, shut in, or abandoned wells.
Ø	Improve production from old wells.
Ø	Look for underlying potential.
Ø	Develop underlying potential if within LEI budget.
Ø	Seek joint venture partners for larger cost development projects.

Net profit over $1.2 million on a $120,000 investment.  Well is still making about
10 BOPD  today.

Rainey Unit No.1H

Hagen EF No.1H & No.2H

assets
Ø	Austin Chalk/Eagle Ford Trend – Atascosa, Gonzales, Karnes, Wilson, Jasper, & Sabine Counties, Texas.
Ø	About 20,000 gross acres in Texas.
Ø	Almost 100% interest in Austin Chalk and above.
Ø	About 4,400 net acres in Eagle Ford.

focus

joint ventures
Ø	Marathon Oil Company

Ø	Seidler Oil & Gas

Ø	Various foreign groups

2011-12 capital goals
Ø	Sell New Mexico interests.
Ø	Sell Eagle Ford interests.
Ø	Buy our Nordic 1 interests.
Ø	Raise $20 million in small joint ventures.
Ø	Raise $100-300 million in a large joint venture.
Ø	Drill new Austin Chalk laterals from old well bores.
Ø	Drill new Austin Chalk wells.

progress to date
Ø	Sold New Mexico interests for $4 million.
Ø	Concluding Nordic 1 buyout.
Ø	Raised approximately $2 million in small joint venture capital.
Ø	Drilled 1 new Austin Chalk lateral.
Ø	Drilled 1 new Austin Chalk well.
Ø	Drilling 1 new Austin Chalk lateral.

new mexico interests
Ø	Sold to Nordic 2.
Ø	Sales price - $4 million.
Ø	Original acquisition cost - $2 million.
Ø	Adjustments - $0.9 million.
Ø	Net proceeds - $3.1 million.
Ø	55% profit in less than one year.

nordic 1 buyout
Ø	Acquiring all working interests of Nordic 1.
Ø	Gonzales, Karnes, and Wilson Counties, Texas.
Ø	Lucas is current operator.
Ø	Austin Chalk and Eagle Ford interests.
Ø	$22 million in the form of a non-recourse note.
Ø	Awaiting approval of Nordic 1 shareholders.

rainey unit no. 1h
Ø	New Austin Chalk well.
Ø	Partners with Seidler, and others.
Ø	LEI has about 30% working interest.
Ø	Produces approximately 80-100 BOPD.
Ø	Pumping well.

milton hines no. 1hst
Ø	New Austin Chalk lateral from an old well bore.
Ø	Previous lateral caved in.
Ø	LEI has 100% working interest.
Ø	Produces approximately 80-100 BOPD.
Ø	Pumping well.

kuntschik no. 1hst
Ø	New Austin Chalk lateral from an old well bore.
Ø	Extending lateral out further.
Ø	Partners are Seidler, and others.
Ø	About to kick off lateral.

gross production
§	Year 2010-11 – 56,813 (156 BOPD).
§	1st qtr 2011-12 – 195 BOPD.
§	2nd qtr 2011-12 – 193 BOPD.
§	October to date – 270 BOPD.
§	Forecast – 300 BOPD average for last 6 months.
§	Target – end year at 500 BOPD.

annual volumes
2011-12 is estimated based on 300 bopd last 6 months

market factors
Ø  Trade on NYSE Amex as LEI
Ø  Outstanding Shares:  19.5 million
Ø  Average daily volume: 278,627 (3 mo)
Ø  52 week hi/low: $5.23 / $1.04
Ø  Market cap: $36.5 million at 10/19/11
Ø  Debt: None
Ø  Fiscal Year: March 31
Ø  Annual Meeting: December

net oil revenues

cash inflows

contact info
Corporate Office
3555 Timmons Lane, Suite 1550
Houston, Texas 77027
Tel (713) 528-1881        Fax (713) 337-1510
www.lucasenergy.com